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                                CASH TRANSACTIONS

                             CABCO TRUST FOR BELLSOUTH

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
October 15, 2003             Receipt of Interest on
                             BellSouth 6.75%                  $1,518,750.00

October 15, 2003             Funds Disbursed to
                             Holders of CABCO
                             Trust Certificates               $1,518,750.00
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